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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 28, 2007


                           THINKENGINE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-8496                 20-8058881
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752 (Address of principal executive offices, including zip code)

                          (508) 624-7600 (Registrant's
                     telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 28, 2007, ThinkEngine Networks, Inc. (the "Company") entered into a Financing Agreement (the "Financing Agreement") with Sand Hill Finance, LLC (the "Lender"). Pursuant to the Financing Agreement, the Lender may advance the Company from time to time up to $1.0 million, based upon the sum of 80% of the face value of accounts receivable purchased by Lender from the Company from time to time at the Lender's sole discretion. The sale of such accounts receivable is with full recourse against the Company. Advances under the Financing Agreement bear interest at a rate of 1.65% per month, subject to adjustment depending on changes in the commercial prime rate. The Financing Agreement has a term of one year (with an evergreen annual renewal provision unless either party provides notice of termination) and contains certain customary non-financial covenants but does not contain any financial covenants. Pursuant to the Financing Agreement, the Company pledged as collateral to the Lender substantially all its non-intellectual property business assets.

The foregoing description of the Financing Agreement does not purport to be complete and is qualified in its entirety by reference to the Financing Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.


ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On September 28, 2007, in connection with the Financing Agreement between the Company and the Lender, as described in Item 2.03 above, the Company issued a five-year Common Stock Purchase Warrant (the "Warrant") to the Lender to purchase 21,276 shares of the Company's common stock at an exercise price of $1.88 per share. The Warrant contains a cashless exercise provision. The issuance of shares upon exercise of the Warrant is subject to approval of an additional listing application to be submitted to the American Stock Exchange.

The Warrant was issued pursuant to the private placement exemption set forth in
Section 4(2) of the Securities Act of 1933, as amended.

The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the Warrant, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

    EXHIBIT     DESCRIPTION
    -------     ----------------------------------------------------------------

    10.1 Financing Agreement dated as of September 28, 2007, between ThinkEngine Networks, Inc. and Sand Hill Finance, LLC

    10.2 Common Stock Purchase Warrant dated September 28, 2007 issued to Sand Hill Finance, LLC


























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THINKENGINE NETWORKS, INC.


Date: October 1, 2007             By: /s/ John Steinkrauss
                                      --------------------------------
                                      John Steinkrauss
                                      Vice President and Chief Financial Officer


























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